POWER OF ATTORNEY FOR SUZANNE MARIE SINCLAIR

Know all by these presents that I, Suzanne Marie Sinclair,

do hereby appoint MELISSAA. CENTERS, my true and lawful

attorney-in-fact to:

(1) Prepare, execute in my name and on my behalf, and

submit to the U.S. Securities and Exchange Commission

(the SEC) a Form ID, including amendments thereto, and

any other documents necessary or appropriate to obtain

codes and passwords enabling me to make electronic

filings with the SEC of reports required by Section 16(a)

of the Securities Act of 1934 or any rule or regulation

of the SEC;

(2) Execute for me and on my behalf, in my capacity as

an officer and/or director of State Auto Financial

Corporation (the Company), Forms 3, 4, and 5 in accordance

with Section 16(a) of the Securities Exchange Act of 1934

and the rules thereunder;

(3) Do and perform any and all acts for me and on my

behalf which may be necessary or desirable to complete

and execute any such Form 3, 4, or 5, complete and execute

any amendment or amendments thereto, and file such form

with the SEC and any stock exchange or similar authority;

and

(4) Take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by, me, it being

understood that the documents executed by such

attorney-in-fact on my behalf pursuant to this Power

of Attorney shall be in such form and shall contain

such terms and conditions as such attorney-in-fact

may approve in such attorney-in-fact's discretion.

I hereby grant to each such attorney-in-fact full power

and authority to do and perform any and every act and

thing whatsoever requisite, necessary, or proper to be

done in the exercise of any of the rights and powers

herein granted, as fully to all intents and purposes

as I might or could do if personally present, with

full power of substitution or revocation, hereby

ratifying and confirming all that such attorney-in-fact,

or such attorney-in-fact's substitute or substitutes,

shall lawfully do or cause to be done by virtue of this

power of attorney and the rights and powers herein

granted.  I acknowledge that the foregoing

attorney-in-fact, in serving in such capacity at my

request, is not assuming, nor is the Company assuming,

any of my responsibilities to comply with Section 16

of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and

effect until I am no longer required to file Forms 3,

4,and 5 with respect to my holdings of and transactions

in securities issued by the Company, unless earlier

revoked by the undersigned in a signed writing

delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 27th day

of February, 2017.

Signature:      /s/ Suzanne M. Sinclair

Print Name:   Suzanne M. Sinclair